UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21424

Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Premier Portfolios Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 866-633-3371

Date of fiscal year end: June 30, 2006

Date of reporting period: December 31, 2005

Item 1.	Report to Stockholders.

December 31, 2005

Investment Report

Aggressive Growth Portfolio

Growth Portfolio

Defensive Equity Portfolio

Fixed Income Portfolio

including

Semiannual Report

Schedule of Investments &

Financial Statements

December 31,2005

6125 Memorial Drive Dublin, Ohio 43017 Toll Free 800-664-5345 Web: www.meederpremier.com

Letter to Shareholders	Page 1

The Aggressive Growth Portfolio	Page 2

The Growth Portfolio	Page 4

The Defensive Equity Portfolio	Page 6

The Fixed Income Portfolio	Page 8

Shareholder Expense Analysis	Page 10

Portfolio Holdings & Financial Statements	Page 11

Our Mission Statement

Every day, our mission is to exceed, with integrity, passion, and discipline, the expectations of our clients’

overall investment experience.

Core Values

The Client Is Our #1 Priority

Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectation of our clients and prospective clients.

Clarity Of Purpose

Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they will contribute to that vision.

Communication

We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity

We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation

Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well-Being

We value the success and well-being of our associates. We recognize and reward our associates’ contributions,

Respect For Others

Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand

When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside preconceived opinions and quick judgment.

Teamwork

We are a synergistic organization that works as a team to exceed our objectives.

Profit

We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well-being

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Letter to Shareholders

Although the overall U.S. equity and bond markets experienced modest returns during the past calendar year, we are pleased to report that two of the three equity portfolios that we manage for The Meeder Premier Portfolios outperformed their respective benchmarks during the past 12 months.

As we mentioned in The Meeder Premier Portfolios’ June 30, 2005 Report, during the first half of 2005 we focused on developing additional investment models and enhancing our existing models. During the second half of the year, these models began to pay dividends. For example, enhancements that we made to our security selection and sector allocation models enabled both The Growth Portfolio and The Aggressive Growth Portfolio to outperform their respective benchmark indices during 2005. The Growth Portfolio returned 5.75% for the twelve-month period ended December 31, 2005, in comparison to the S&P 500 Index, which returned 4.91%. During this same period, The Aggressive Growth Portfolio returned 6.60% versus the NASDAQ Composite Index, which returned only 2.12%. Meanwhile, The Defensive Equity Portfolio’s relative performance improved significantly during the second half of the calendar year, largely as a result of improvements that we made to our tactical asset allocation investment model.

Although The Fixed Income Portfolio slightly under-performed its benchmark during 2005, we feel that the Portfolio was correctly positioned for the extremely unusual interest rate environment that was in place throughout the past year – an environment characterized by rising short-term interest rates and falling long-term rates that Federal Reserve Chairman Alan Greenspan referred to as a “conundrum”. In addition, our improved interest-rate investment model correctly projected the direction of intermediate-term interest rates throughout 2005. We believe that this model will significantly aid The Fixed-Income Portfolio’s performance during the coming year, as many economists expect the historical relationship between intermediate-term interest rates and long-term rates to return over the coming months.

This past June, we shared with you our associates’ commitment to Meeder Asset Management’s new corporate vision and mission statement, which is presented on the page to the left. I am truly pleased with the progress we have made thus far toward accomplishing this vision, and I believe we are taking the right steps to fulfill our goal for each of The Meeder Premier Portfolios to consistently rank in the top 25% of its respective peer group over any three- to five-year period.

Looking forward, we are pleased to announce that during February 2006, we are adding another professional to our team of investment analysts. While the previous addition to our investment team brought significant experience to Meeder Asset Management in the way of fundamental analysis, the latest addition to our team will bring considerable experience in the realm of technical analysis.

On behalf of everyone at Meeder Asset Management, Inc., I thank you for your continued support.

Sincerely,

Robert Meeder, Jr.
President
Meeder Asset Management, Inc. and
Meeder Premier Portfolios

January 20, 2006

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

The Aggressive Growth Portfolio

Semi-Annual Market Perspective

Robert M. Wagner, CFA	Albert H. Chu, CFA
Portfolio Manager	Portfolio Manager

Our research indicates that economic growth in the emerging markets is continuing to expand at rapid rates and that the value of foreign-denominated assets may increase at a faster pace than domestic assets in 2006.

For the year ended December 31, 2005, The Aggressive Growth Portfolio significantly outperformed its benchmark, returning 6.60% versus the Nasdaq Composite Index’s return of only 2.12%. We are pleased with The Aggressive Growth Portfolio’s recent performance and believe the Portfolio should be well positioned to continue its strong performance during the coming year.

During the first quarter of 2005, the Portfolio held positions in mutual funds that had significant exposure to small-cap stocks. However, when the small-cap sector of the market began to falter, we realigned the Portfolio’s holdings, placing more of an emphasis on mid-cap stocks. This decision proved to be timely, as mid-cap stocks significantly outperformed other market-cap sectors throughout the remainder of 2005.

Throughout 2005, we also focused on mutual funds that had significant exposure to the Energy and Utilities sectors, in response to our relative strength investment models, which indicated that these sectors would be strong performers during 2005. As the prices of mid-cap stocks and stocks in both the Energy and Utilities sectors continued to advance throughout the calendar year, The Aggressive Growth Portfolio’s over-exposure to these sectors significantly aided its performance. Although the correction in Energy and Utility stocks detracted from the Portfolio’s performance during the fourth quarter of 2005, our continued emphasis on these sectors resulted in significant gains for The Aggressive Growth Portfolio for the year ended December 31, 2005.

In addition to our emphasis on the sectors mentioned above, The Aggressive Growth Portfolio’s exposure to the international markets continued to add value to its performance throughout 2005. Over the past five years, investment returns in the emerging markets have significantly outpaced the performance of the domestic markets. During this same period, the underlying earnings growth of companies whose securities comprise the Emerging Markets Index has been so rapid that price-to-earnings ratios have risen only slightly since the beginning of 2000.

In the latter part of the year, our analysis indicated that economic growth in several foreign economies would continue to grow at a rapid rate and that foreign-denominated assets would increase in value at a faster rate than domestic asset values. We therefore increased the Portfolio’s exposure to the international markets during the fourth quarter of 2005 and are considering further increases in its exposure to foreign stocks. Our purchase of the Harding Loevner Emerging Markets Fund on August 1, 2005 returned 19.47% throughout the remainder of 2005, in comparison to the Nasdaq Composite Index, which returned a mere 0.83% during this same period.*

*	Source: Bloomberg, LP

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2005

	1 Year	Since Inception[1]
The Aggressive Growth Portfolio	6.60%	8.36%
Nasdaq Composite Index[2]	2.12%	8.62%

[1]	Inception date for The Aggressive Growth Portfolio is 10/24/03.

[2]	The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks that does not take into account the deduction of expenses associated with an actively managed investment portfolio, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2005, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Portfolio during the periods shown above. Source for index data: Morningstar, Inc.

Portfolio Holdings as of December 31, 2005	Portfolio holdings are subject to change.

1)	Munder MidCap Core Growth Fund - A	19%
2)	Gartmore US Growth Leaders Fund - A	15%
3)	Fidelity Adv Levrgd Co Stock Fund - A	14%
4)	Harding Loevner Emerging Markets	12%
5)	S&P 500 Futures	10%
6)	American Beacon LgCp Value Fund	9%
7)	Hotchkis & Wiley LrgCap Value Fund-A	9%
8)	HighMark Small Cap Value Fund	5%
9)	Goldman Sachs MidCap Value Fund	4%
10)	S&P MidCap 400 Futures	2%
11)	Munder Small Cap Value Fund - A	1%

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

The Growth Portfolio

Semi-Annual Market Perspective

Robert M. Wagner, CFA	Albert H. Chu, CFA
Portfolio Manager	Portfolio Manager

Our economic analysis indicates that foreign stocks may continue to outperform domestic stocks in the year ahead.

For the 12 months ended December 31, 2005, The Growth Portfolio outperformed the S&P 500 Index, with a total return of 5.75% versus the S&P 500 Index’s return of 4.91%. We are encouraged by the Portfolio’s recent performance and believe the significant improvements that we recently made to our security selection models will enable the Portfolio to perform even better in the months and years ahead.

During the first three months of 2005, The Portfolio held positions in mutual funds that had significant exposure to small-cap stocks. However, as the small-cap leadership began to wane, we rotated the Portfolio’s holdings towards the mid-cap sector of the market, which was showing relative strength. As mid-cap stocks continued to demonstrate market leadership throughout the remainder of 2005, the Portfolio’s over-exposure to this sector aided its investment performance. In addition, the Portfolio’s over-exposure to the Energy and Utilities sectors added to its overall investment performance during 2005, despite the weakness experienced in these sectors during the early part of the fourth quarter of the calendar year. Yet, with crude oil prices holding above their long-term moving average during the final weeks of December, we continued to hold mutual funds that had significant exposure to the Energy sector.

In response to indications of a slowing economy, we increased the Portfolio’s exposure to large-cap stocks during August and again in early November. In addition, we initiated some exposure to the international markets during November, as our economic analysis indicated that foreign stocks may outperform domestic securities going forward. Specifically, we established a position in the Allianz NACM International Fund on November 9, 2005, which was over-weighted in stocks in the Basic Materials and Industrial sectors, with an emphasis on Japan. This position generated a return of 7.86% for the remainder of the year, versus the S&P 500 Index, which returned only 2.51% during this same period. We are considering making further increases in the Portfolio’s exposure to the international markets.

Looking forward, we believe that The Growth Portfolio should be well positioned to capture investment returns in the better performing sectors of the market during 2006. As of December 31, 2005, approximately 44% was allocated to mid-cap stocks, 43% to large-caps, 4% to small-cap, and 9% to foreign stocks.

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2005

	1 Year	Since Inception[1]
The Growth Portfolio	5.75%	8.64%
S&P 500 Index[2]	4.91%	11.22%

[1]	Inception date for The Growth Portfolio is 10/24/03.

[2]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with an actively managed investment portfolio, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2005, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Growth Portfolio during the periods shown above. Source for index data: Morningstar, Inc.

Portfolio Holdings as of December 31, 2005	Portfolio holdings are subject to change.

1)	Goldman Sachs MidCap Value Fund	24%
2)	American Growth Fund of America	15%
3)	Hotchkis & Wiley LrgCap Value Fund - A	12%
4)	American Beacon LgCp Value Fund	11%
5)	Allianz NACM Int’l Fund	9%
6)	S&P 500 Futures	8%
7)	First American MidCap Growth Fund	7%
8)	HighMark Small Cap Value Fund	5%
9)	Munder MidCap Core Growth Fund - A	4%
10)	S&P MidCap 400 Futures	4%
11)	Munder Small Cap Value Fund - A	1%

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

The Defensive Equity Portfolio

Semi-Annual Market Perspective

Portfolio Management Team (Left to Right): Albert Chu, CFA; Robert S. Meeder; Dale Smith; Robert M. Wagner, CFA; Joseph A. Zarr

The Defensive Equity Portfolio strives to earn attractive returns during low-risk investment environments and to minimize losses during high-risk environments.

As we discussed in our June 30, 2005 Report, during late 2004 we embarked on a mission to improve the investment results of The Defensive Equity Portfolio, as well as the other investment portfolios that we manage. During the first half of calendar year 2005, we focused on developing additional investment models and improving our existing models. Although The Defensive Equity Portfolio under-performed the benchmark S&P 500 Index during 2005, largely as a result of the Portfolio’s under-exposure to the equity markets during the first half of the year, enhancements that we made to our investment models aided the Portfolio’s performance during the second half of 2005. To be specific, after generating a negative return of 2.45% during the first half of 2005, The Defensive Equity Portfolio earned a positive return of 5.60% during the final six months of the year, which was basically in line with the return of the S&P 500 Index. The enhancements that we made to our investment models included the addition of several new fundamental investment criteria, as well as additional trend and technical indicators.

During the months of March and April, stock prices in general fell precipitously, with the S&P 500 Index declining 7.1% from a high of 1,225 on March 7 to a low of 1,138 on April 20, 2005.1 In adhering to our defensive strategy of protecting investors’ capital from incurring potentially significant losses during high-risk stock market environments, we sold some of the Portfolio’s holdings during this period and held a portion of the Portfolio’s assets in cash-equivalent securities. When stock prices rebounded during May, the Portfolio’s under-exposure to equity securities caused it to under-perform the S&P 500 Index.

The first major test of our upgraded asset allocation model was presented during the period from early August through mid-October when the S&P 500 Index fell 5.5% in response to rising inflationary pressures, continued increases in short-term interest rates, and the fallout from hurricanes Katrina and Rita. Although many market analysts during this period were warning of further declines in stock prices, our enhanced investment model indicated that The Defensive Equity Portfolio should remain fully invested in equity securities, as the risk/reward relationship of the stock market continued to be, on balance, positive. The significant rally in stock prices during the second half of October and throughout the month of November confirmed that our model had given the correct asset allocation signal, resulting in The Defensive Equity Portfolio generating a return of 5.60% during the final six months of 2005.

During the second half of 2005, we added significant exposure to the mid-cap sector of the market, as our analysis indicated that mid-caps would continue to demonstrate market leadership through the remainder of the year. In addition, we initiated a position in the international markets, as our economic analysis favored a movement toward foreign-denominated assets. Our purchase of the SSGA International Stock Selection Fund on November 9, 2005 generated a return of 6.47% through the remainder of 2005, in comparison to the S&P 500 Index, which returned only 2.55% during this period.2

[1,2]	Source: Bloomberg, LP

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2005

	1 Year	Since Inception[1]
The Defensive Equity Portfolio	3.02%	9.13%
60% S&P 500 Index & 40% 90-day T-bills	4.29%	7.05%
S&P 500 Index	4.91%	11.22%[2]

[1]	Inception date for The Defensive Equity Portfolio is 10/24/03.

[2]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with an actively managed investment portfolio, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2005 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Equity Portfolio during the periods shown above. Source for index data: Morningstar, Inc.

Portfolio Holdings as of December 31, 2005	Portfolio holdings are subject to change.

1)	American Beacon LgCp Value Fund	23%
2)	Artisan MidCap Value Fund	17%
3)	American Growth Funds of America - A	16%
4)	JP Morgan Divers MidCap Value Fund	11%
5)	First American MidCap Growth Fund	10%
6)	SSgA Int’l Stock Selection Fund	10%
7)	S&P 500 Futures	5%
8)	S&P MidCap 400 Futures	4%
9)	HighMark Small Cap Value Fund	4%

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

The Fixed Income Portfolio

Semi-Annual Market Perspective

Robert M. Wagner, CFA	Albert H. Chu, CFA
Portfolio Manager	Portfolio Manager

“Rising interest rates have been advertised for so long and in so many places that anyone who has not appropriately hedged his position by now, obviously, is desirous of losing money.” (Alan Greenspan)

During 2005, our interest-rate model correctly indicated that intermediate-term interest rates would rise throughout the year. Given that there has historically been a strong relationship between the direction of intermediate-term interest rates and long-term interest rates, we expected long-term rates to also rise during 2005. We therefore held the majority of The Fixed Income Portfolio’s assets in securities that had relatively short maturities, as bonds that are close to maturing tend to decline less in price than bonds that are far from maturing when interest rates are rising. Although we believe this was a correct decision, the unexpected decline in long-term interest rates in the face of rising short-term rates, which Federal Reserve Chairman Alan Greenspan referred to as a “conundrum”, resulted in The Fixed Income Portfolio slightly under-performing its benchmark during 2005. (Note: While the yield on the 5-year U.S. Treasury Note rose to 4.35% on December 31,2005, from 3.63% at the end of 2004, the yield on the 20-year U.S. Treasury Note fell to 4.61%, from 4.85%).*

During the second half of 2005, we initiated a small position (representing approximately 16% of the Portfolio’s assets) in investment-grade corporate bonds, in response to our technical investment models, which indicated that corporate securities were attractive relative to Treasuries. However, we continued to over-weight U.S. Government Bonds, including investments in U.S. Government Agency securities.

As stated above, we believe that our decision to hold bonds that had relatively short maturities was correct for the extremely unusual interest rate environment that was in place throughout 2005 – an environment characterized by rising short-term interest rates and declining long-term rates. In addition, we agree with Federal Reserve Chairman Alan Greenspan who has been quoted as saying, “Rising interest rates have been advertised for so long and in so many places that anyone who has not appropriately hedged his position by now, obviously, is desirous of losing money.” As of December 31, 2005, the yield on the 2-year Treasury was 4.41%, as compared to the yield on the 10-year Treasury, which was 4.39%.* Thus, we continue to feel that there is little justification for investing the Portfolio’s assets in bonds that have long-term maturities.

If intermediate-term interest rates continue to rise and the correlation to long-term interest rates returns, the prices of bonds that have long-term maturities will likely decline significantly more than those that have shorter-term maturities. Hence, we feel that The Fixed Income Portfolio is positioned well for the current interest rate environment.

*	Source: Bloomberg, LP

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Performance Perspective

Period & Average Annual Total Returns as of December 31, 2005

	1 Year	Since Inception[1]
The Fixed Income Portfolio	0.55%	1.23%
Lehman Bros. Intermediate Government/Credit Index[2]	1.58%	2.60%

[1]	Inception date for The Fixed Income Portfolio is 10/24/03.

[2]	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment-grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with an actively managed investment portfolio, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2005, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Fixed Income Portfolio during the periods shown above. Source for index data: Morningstar, Inc.

Portfolio Holdings as of December 31, 2005	Portfolio holdings are subject to change.

1)	U.S. Government Agencies	59%
2)	Cash & Equivalents	25%
3)	Corporate Obligations	16%

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Meeder Premier Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2005 to December 31, 2005.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES

	Beginning Account Value 6/30/05	Ending Account Value 12/31/05	Expenses Paid During Period* 6/30/2005 - 12/31/2005	Expense Ratio (Annualized)
Defensive Equity Portfolio	$1,000.00	$1,056.00	$3.89	0.75%
Growth Portfolio	1,000.00	1,066.30	3.91	0.75%
Aggressive Growth Portfolio	1,000.00	1,071.90	3.92	0.75%
Fixed Income Portfolio	1,000.00	990.40	3.76	0.75%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE

(5% return before expenses)

	Beginning Account Value 6/30/05	Ending Account Value 12/31/05	Expenses Paid During Period* 6/30/2005 - 12/31/2005	Expense Ratio (Annualized)
Defensive Equity Portfolio	$1,000.00	$1,021.42	$3.82	0.75%
Growth Portfolio	1,000.00	1,021.42	3.82	0.75%
Aggressive Growth Portfolio	1,000.00	1,021.42	3.82	0.75%
Fixed Income Portfolio	1,000.00	1,021.42	3.82	0.75%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if any transactional costs were included, your costs would have been higher.

*	Expenses are equal to the Portfolios’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).

Meeder Premier Portfolios Semi-Annual Report | December 31, 2005

December 31, 2005 Semi-Annual Report

Portfolio Holdings & Financial Statements

Schedule of Investments

December 31, 2005 (unaudited)

Defensive Equity Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 91.4%
American Beacon Large Cap Value Fund	450,138	8,975,754
American Growth Fund of America — A	203,102	6,267,727
Artisan MidCap Value Fund	344,005	6,450,100
First American Mid Cap Growth Fund	101,751	3,945,905
HighMark Small Cap Value Fund	99,905	1,700,387
JP Morgan Diversified Mid Cap Value Fund	281,093	4,275,431
SSgA International Stock Selection Fund	345,560	3,811,526

Total Registered Investment Companies (Cost $36,892,821)		35,426,830

U.S. Government Obligations — 1.3%
U.S. Treasury Bills, 3.875%, due 03/09/06*	500,000	496,205

Total U.S. Government Obligations (Cost $496,399)		496,205

Repurchase Agreements — 7.6%
The Huntington National Bank, 3.35%, 01/03/06, (Collateralized by $2,991,702 FNMA, at 3.29%, due 08/04/08, value — $2,972,059) purchased 12/30/05	2,931,000	2,931,000

Total Repurchase Agreements (Cost $2,931,000)		2,931,000

Total Investments — 100.3% (Cost $40,320,220)(a)		38,854,035

Liabilities less Other Assets — (0.3%)		(115,899)

Total Net Assets — 100.0%		38,738,136

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	311	2,759
Meeder Premier Growth Portfolio	1,431	13,709
Meeder Premier Fixed Income Portfolio	90	871
Meeder Premier Aggressive Growth Portfolio	789	7,716

Total Trustee Deferred Compensation (Cost $27,313)		25,055

Defensive Equity Portfolio

Security Description	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2006, notional value $2,195,900	7	(40,250)
Standard & Poors MidCap 400 expiring March 2006, notional value $1,486,400	4	(26,600)

Total Futures Contracts		(66,850)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$426,904
Unrealized depreciation	(1,893,089)

Net unrealized appreciation (depreciation)	$(1,466,185)

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to the Defensive Equity Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

12

Schedule of Investments

December 31, 2005 (unaudited)

Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 88.5%
Allianz NACM International Fund — I	134,335	2,588,642
American Beacon Large Cap Value Fund	158,657	3,163,624
American Growth Fund of America — A	136,310	4,206,528
First American Mid Cap Growth Fund	53,367	2,069,556
Goldman Sachs Mid Cap Value Fund	193,633	6,777,159
HighMark Small Cap Value Fund	75,697	1,288,365
Hotchkis & Wiley Large Cap Value Fund — A	144,532	3,373,381
Munder Mid Cap Core Growth Fund — A	52,213	1,178,458
Munder Small Cap Value Fund — A	12,065	329,868

Total Registered Investment Companies (Cost $25,110,737)		24,975,581

U.S. Government Obligations — 2.8%
U.S. Treasury Bills, 3.875%, due 03/09/06*	800,000	793,928

Total U.S. Government Obligations (Cost $794,238)		793,928

Repurchase Agreements — 8.8%
The Huntington National Bank, 3.35%, 01/03/06, (Collateralized by $2,517,071 FNMA, at 3.29%, due 08/04/08, value — $2,500,544) purchased 12/30/05	2,466,000	2,466,000

Total Repurchase Agreements (Cost $2,466,000)		2,466,000

Total Investments — 100.1% (Cost $28,370,975)(a)		28,235,509

Liabilities less Other Assets — (0.1%)		(32,020)

Total Net Assets — 100.0%		28,203,489

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	223	1,978
Meeder Premier Growth Portfolio	1,031	9,877
Meeder Premier Fixed Income Portfolio	65	629
Meeder Premier Aggressive Growth Portfolio	566	5,535

Total Trustee Deferred Compensation (Cost $19,632)		18,019

Growth Portfolio

Security Description	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2006, notional value $1,882,200	6	(34,500)
Standard & Poors MidCap 400 expiring March 2006, notional value $1,114,800	3	(19,950)

Total Futures Contracts		(54,450)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$332,005
Unrealized depreciation	(467,471)

Net unrealized appreciation (depreciation)	$(135,466)

#	Represents non-income producing security.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to the Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

13

Schedule of Investments

December 31, 2005 (unaudited)

Aggressive Growth Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 87.0%
American Beacon Large Cap Value Fund	102,682	2,047,473
Fidelity Advisor Leveraged Company Stock Fund — A	104,651	2,967,890
Gartmore US Growth Leaders Fund — A	325,519	3,235,655
Goldman Sachs Mid Cap Value Fund	26,887	941,050
Harding Loevner Emerging Markets Fund	72,634	2,526,949
HighMark Small Cap Value Fund	67,314	1,145,688
Hotchkis & Wiley Large Cap Value Fund — A	79,580	1,857,391
Munder Mid Cap Core Growth Fund — A	187,689	4,236,142
Munder Small Cap Value Fund — A	9,457	258,544

Total Registered Investment Companies (Cost $18,815,971)		19,216,782

U.S. Government Obligations — 2.3%
U.S. Treasury Bills, 3.875%, due 03/09/06*	500,000	496,205

Total U.S. Government Obligations (Cost $496,399)		496,205

Repurchase Agreements — 11.3%
The Huntington National Bank, 3.35%, 01/03/06, (Collateralized by $2,555,858 FNMA, at 3.29%, due 08/04/08, value — $2,539,077) purchased 12/30/05	2,504,000	2,504,000

Total Repurchase Agreements (Cost $2,504,000)		2,504,000

Total Investments — 100.6% (Cost $21,816,370)(a)		22,216,987

Liabilities less Other Assets — (0.6%)		(127,472)

Total Net Assets — 100.0%		22,089,515

Trustee Deferred Compensation**
Meeder Premier Defensive Equity Portfolio	181	1,605
Meeder Premier Growth Portfolio	835	7,999
Meeder Premier Fixed Income Portfolio	52	503
Meeder Premier Aggressive Growth Portfolio	460	4,499

Total Trustee Deferred Compensation (Cost $15,925)		14,606

Aggressive Growth Portfolio

Security Description	Long Contracts	Unrealized Appreciation/ (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2006, notional value $2,509,600	8	(46,000)
Standard & Poors MidCap 400 expiring March 2006, notional value $371,600	1	(6,650)

Total Futures Contracts		(52,650)

(a)	Cost for financial reporting purposes and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$724,009
Unrealized depreciation	(323,392)

Net unrealized appreciation (depreciation)	$400,617

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to the Aggressive Growth Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

14

Schedule of Investments

December 31, 2005 (unaudited)

Fixed Income Portfolio

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 16.8%
iShares GS$ InvesTop Corporate Bond Fund	10,300	1,109,207

Total Registered Investment Companies (Cost $1,140,416)		1,109,207

U.S. Government Obligations — 59.0%
Federal Home Loan Bank, 2.60%, due 09/29/06	1,000,000	984,853
Federal Home Loan Bank, 3.125%, due 05/21/07	600,000	587,100
Fannie Mae, 4.56%, due 05/05/10	200,000	196,041
U.S. Treasury Inflation Protected Security, 3.375%, due 01/15/07	653,749	658,653
U.S. Treasury Notes, 3.625%, due 06/15/10	1,000,000	970,156
U.S. Treasury Notes, 4.25%, due 11/15/13	500,000	495,156

Total U.S. Government Obligations (Cost $3,902,167)		3,891,959

Repurchase Agreements — 23.7%
The Huntington National Bank, 3.35%, 01/03/06, (Collateralized by $1,595,370 FNMA, at 3.29%, due 08/04/08, value — $1,584,895) purchased 12/30/05	1,563,000	1,563,000

Total Repurchase Agreements (Cost $1,563,000)		1,563,000

Total Investments — 99.5% (Cost $6,605,583)(a)		6,564,166

Other Assets less Liabilities — 0.5%		30,185

Total Net Assets — 100.0%		6,594,351

Trustee Deferred Compensation*
Meeder Premier Defensive Equity Portfolio	93	825
Meeder Premier Growth Portfolio	409	3,918
Meeder Premier Fixed Income Portfolio	27	261
Meeder Premier Aggressive Growth Portfolio	235	2,298

Total Trustee Deferred Compensation (Cost $7,942)		7,302

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $47,412. Cost for federal income tax purposes of $6,652,996 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$14,444
Unrealized depreciation	(103,273)

Net unrealized appreciation (depreciation)	$(88,829)

#	Represents non-income producing security.
*	Pledged as collateral on futures contracts.
*	Assets of affiliates to the Fixed Income Portfolio held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

15

Statements of Assets & Liabilities

December 31, 2005 (unaudited)

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Assets
Investments, at value*	$35,923,035	$25,769,509	$19,712,987	$5,001,166
Repurchase agreements, at value*	2,931,000	2,466,000	2,504,000	1,563,000
Trustee deferred compensation investments, at value	25,055	18,019	14,606	7,302
Cash	526	411	745	484
Receivable for capital stock issued	66,140	92,253	69,873	1,632
Receivable from investment advisor	26,055	18,367	13,611	8,242
Interest and dividend receivable	545	459	466	33,875
Prepaid expenses/other assets	14,377	14,600	19,835	13,900
Total Assets	38,986,733	28,379,618	22,336,123	6,629,601

Liabilities
Payable for Trustee Deferred Compensation Plan	25,055	18,019	14,606	7,302
Payable for net variation margin on futures contracts	16,265	11,700	11,850	—
Payable for capital stock redeemed	58,813	50,293	126,209	—
Dividends payable	58,193	32,476	40,004	1,778
Payable to investment advisor	34,039	24,179	19,258	5,801
Accrued administrative service fees	25,709	17,728	14,247	4,402
Accrued transfer agent, fund accounting, CCO, and administrative fees	5,684	4,889	4,150	1,997
Accrued trustee fees	789	973	955	974
Other accrued liabilities	24,050	15,872	15,329	12,996
Total Liabilities	248,597	176,129	246,608	35,250

Net Assets	$38,738,136	$28,203,489	$22,089,515	$6,594,351

Net Assets
Capital	$39,873,221	$27,448,107	$21,024,545	$6,894,443
Accumulated undistributed (distributions in excess of) net investment income	217,296	45,943	119,865	5,079
Accumulated undistributed net realized gain (loss) from investments, options, futures, and distributions by other investment companies	180,654	899,354	597,137	(263,754)
Net unrealized appreciation (depreciation) on investments and futures	(1,533,035)	(189,915)	347,968	(41,417)
Total Net Assets	$38,738,136	$28,203,489	$22,089,515	$6,594,351

Capital Stock Outstanding	4,368,935	2,945,321	2,259,410	681,012
(indefinite number of shares authorized, $0.10 par value)
Net Asset Value, Offering and Redemption Price Per Share	$8.87	$9.58	$9.78	$9.68
* Investments and repurchase agreements, at cost	$40,320,220	$28,370,975	$21,816,370	$6,605,583

The accompanying notes are an integral part of these financial statements.

16

Statements of Operations

For the Period Ended December 31, 2005 (unaudited)

	Defensive Equity	Growth	Aggressive Growth	Fixed Income
Investment Income
Interest	$74,972	$37,915	$32,043	$98,218
Dividends	729,170	437,126	360,214	64,902
Total Investment Income	804,142	475,041	392,257	163,120

Fund Expenses
Investment advisor	228,802	158,100	124,648	38,839
Fund accounting	19,195	17,589	14,985	5,826
Administrative	11,440	7,905	6,233	1,942
Transfer agent	1,260	1,260	1,260	1,260
Trustee	4,416	3,496	2,760	2,208
Administrative service	57,201	39,525	31,162	9,710
Registration and filing	8,717	8,909	8,858	8,674
Audit	4,048	4,048	4,600	4,232
Printing	1,840	920	736	184
Custody	4,968	2,944	2,944	1,840
Legal	3,680	3,680	3,680	3,680
Insurance	2,677	2,677	2,677	2,677
Postage	184	184	184	184
Chief Compliance Officer	1,875	1,875	1,875	1,875
Other	2,922	2,572	2,817	2,122
Total Expenses Before Reductions	353,225	255,684	209,419	85,253

Expenses reimbursed by investment advisor	(171,113)	(117,954)	(98,915)	(56,123)
Expenses paid indirectly	(10,980)	(19,479)	(17,165)	—
Net Expenses	171,132	118,251	93,339	29,130

Net Investment Income (Loss)	633,010	356,790	298,918	133,990

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investment transactions	4,316,557	2,049,942	1,884,561	(67,497)
Net realized gains (losses) from futures contracts	346,643	117,401	90,759	(9,467)
Net realized (losses) on the disposal of futures contracts	(8,767)	(2,907)	(4,361)	—
Distributions of realized gains by other investment companies	1,750,613	811,863	276,886	—
Net Increase from payments by affiliates	8,767	2,907	4,361	—
Net Realized Gains (Losses) from Investment Transactions, Options Contracts, Futures Contracts, and Distributions of Realized Gains by Other Investment Companies	6,413,813	2,979,206	2,252,206	(76,964)

Net change in unrealized appreciation (depreciation) on investments, options, and futures	(4,563,717)	(1,312,044)	(830,833)	(134,254)
Net Realized and Unrealized Gain (Loss) from Investments	1,850,096	1,667,162	1,421,373	(211,218)

Net Change in Net Assets Resulting from Operations	$2,483,106	$2,023,952	$1,720,291	$(77,228)

The accompanying notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets (unaudited)

	Defensive Equity
	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005
Operations
Net investment income (loss)	$633,010	$689,178
Net realized gain (loss) from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	6,413,813	937,313
Net change in unrealized appreciation (depreciation) on investments, options, and futures	(4,563,717)	(780,763)
Net change in net assets resulting from operations	2,483,106	845,728

Distributions to Shareholders
From net investment income	(663,366)	(441,526)
From net realized gain from investment transactions, options contracts, futures contracts, and distributions of realized gains by other investment companies	(7,114,551)	(6,908,161)
Net change in net assets resulting from distributions	(7,777,917)	(7,349,687)

Capital Transactions
Issued	1,878,496	7,439,657
Reinvested	7,114,313	6,613,044
Redeemed	(15,873,141)	(46,614,654)
Net change in net assets resulting from capital transactions	(6,880,332)	(32,561,953)

Total Change in Net Assets	(12,175,143)	(39,065,912)

Net Assets — Beginning of Period	50,913,279	89,979,191

Net Assets — End of Period	$38,738,136	$50,913,279

Accumulated undistributed (distributions in excess of) net investment income	$217,296	$247,652

Share Transactions
Issued	187,572	692,681
Reinvested	782,732	624,320
Redeemed	(1,509,298)	(4,389,284)
Net change in shares	(538,994)	(3,072,283)

The accompanying notes are an integral part of these financial statements.

18

Growth		Aggressive Growth		Fixed Income
Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005

$356,790	$(29,692)	$298,918	$191,000	$133,990	$314,903
2,979,206	2,722,285	2,252,206	1,944,393	(76,964)	57,246
(1,312,044)	(594,085)	(830,833)	(442,231)	(134,254)	86,939
2,023,952	2,098,508	1,720,291	1,693,162	(77,228)	459,088

(310,847)	—	(284,756)	(85,297)	(128,911)	(314,903)
(4,578,784)	(1,794,534)	(3,540,058)	(319,056)	—	—
(4,889,631)	(1,794,534)	(3,824,814)	(404,353)	(128,911)	(314,903)

1,199,395	3,405,905	1,369,178	2,776,895	651,081	2,680,953
4,369,520	1,596,965	3,266,549	343,083	116,897	279,913
(8,633,084)	(32,632,279)	(7,077,038)	(25,029,776)	(2,405,976)	(8,679,834)
(3,064,169)	(27,629,409)	(2,441,311)	(21,909,798)	(1,637,998)	(5,718,968)

(5,929,848)	(27,325,435)	(4,545,834)	(20,620,989)	(1,844,137)	(5,574,783)

34,133,337	61,458,772	26,635,349	47,256,338	8,438,488	14,013,271

$28,203,489	$34,133,337	$22,089,515	$26,635,349	$6,594,351	$8,438,488

$45,943	$—	$119,865	$105,703	$5,079	$—

115,026	326,437	127,810	269,215	66,386	269,531
447,804	148,141	327,206	31,450	11,983	28,185
(781,688)	(3,097,724)	(634,703)	(2,385,744)	(246,499)	(873,163)
(218,858)	(2,623,146)	(179,687)	(2,085,079)	(168,130)	(575,447)

19

Financial Highlights

For a Share Outstanding

Defensive Equity*

	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$10.37	$11.28	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.14	0.11	(0.03)
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.46	0.07	1.33
Total from Investment Operations	0.60	0.18	1.30

Less Distributions
From net investment income	(0.15)	(0.06)	0.00
From net capital gains	(1.95)	(1.03)	(0.02)
Total Distributions	(2.10)	(1.09)	(0.02)

Net Asset Value, End of Period	$8.87	$10.37	$11.28

Total Return (assumes reinvestment of distributions)(1)(5)	5.60%	1.47%	12.97%

Ratios/Supplemental Data
Net assets, end of period ($000)	$38,738	$50,913	$89,979
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.77%	0.96%	(0.33% )
Ratio of expenses to average net assets before reductions(2)(3)	1.54%	1.48%	1.44%
Portfolio turnover rate(1)	144%	82%	97%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the six-month period ended December 31, 2005, the advisor voluntarily reimbursed the Portfolio for a realized investment loss. Had the reimbursement not been made, total return would have been 5.49%
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

For a Share Outstanding

Growth*

	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$10.79	$10.62	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.12	(0.01)	0.03
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.61	0.58	0.64
Total from Investment Operations	0.73	0.57	0.67

Less Distributions
From net investment income	(0.11)	0.00	(0.05)
From net capital gains	(1.83)	(0.40)	0.00
Total Distributions	(1.94)	(0.40)	(0.05)

Net Asset Value, End of Period	$9.58	$10.79	$10.62

Total Return (assumes reinvestment of distributions)(1)(5)	2.26%	5.36%	6.71%

Ratios/Supplemental Data
Net assets, end of period ($000)	$28,203	$34,133	$61,459
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.26%	(0.06% )	0.39%
Ratio of expenses to average net assets before reductions(2)(3)	1.62%	1.54%	1.48%
Portfolio turnover rate(1)	109%	159%	102%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the six-month period ended December 31, 2005, the advisor voluntarily reimbursed the Portfolio for a realized investment loss, which had no impact on total return.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

For a Share Outstanding

Aggressive Growth*

	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$10.92	$10.45	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.13	0.05	0.07
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	0.67	0.53	0.47
Total from Investment Operations	0.80	0.58	0.54

Less Distributions
From net investment income	(0.13)	(0.02)	(0.09)
From net capital gains	(1.81)	(0.09)	0.00
Total Distributions	(1.94)	(0.11)	(0.09)

Net Asset Value, End of Period	$9.78	$10.92	$10.45

Total Return (assumes reinvestment of distributions)(1)(5)	7.19%	5.58%	5.34%

Ratios/Supplemental Data
Net assets, end of period ($000)	$22,090	$26,635	$47,256
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	2.40%	0.52%	0.86%
Ratio of expenses to average net assets before reductions(2)(3)	1.68%	1.59%	1.51%
Portfolio turnover rate(1)	100%	184%	156%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(5)	For the six-month period ended December 31, 2005, the advisor voluntarily reimbursed the Portfolio for a realized investment loss. Had the reimbursement not been made, total return would have been 7.08%
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

22

Financial Highlights

For a Share Outstanding

Fixed Income*

	Six Months Ended December 31, 2005 (unaudited)	Fiscal Year Ended June 30, 2005	Fiscal Year Ended June 30, 2004
Net Asset Value, Beginning of Period	$9.94	$9.84	$10.00

Income from Investment Operations
Net investment income (loss)(4)	0.18	0.27	0.16
Net gains (losses) on investments, options, futures, and distributions by other investment companies (both realized and unrealized)	(0.28)	0.10	(0.16)
Total from Investment Operations	(0.10)	0.37	0.00

Less Distributions
From net investment income	(0.16)	(0.27)	(0.16)
Total Distributions	(0.16)	(0.27)	(0.16)

Net Asset Value, End of Period	$9.68	$9.94	$9.84

Total Return (assumes reinvestment of distributions)(1)	(0.96% )	3.77%	(0.06% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$6,594	$8,438	$14,013
Ratio of net expenses to average net assets(2)(3)	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	3.45%	2.65%	2.25%
Ratio of expenses to average net assets before reductions(2)(3)	2.20%	1.91%	1.75%
Portfolio turnover rate(1)	116%	194%	177%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
*	Commenced operations on October 24, 2003.

The accompanying notes are an integral part of these financial statements.

23

Notes to Financial Statements

December 31, 2005 (unaudited)

1.    Organization and Significant Accounting Policies

Meeder Premier Portfolios, a Massachusetts business trust (the “Trust”) was organized in August 2003 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers the following four separate series: Defensive Equity Portfolio (“Defensive Equity”), Growth Portfolio (“Growth”), Aggressive Growth Portfolio (“Aggressive Growth”), and Fixed Income Portfolio (“Fixed Income”) (each a “Portfolio” and collectively the “Portfolios”).

The investment goal of Defensive Equity, Growth, and Aggressive Growth is growth of capital. To pursue this goal, Defensive Equity invests primarily in other growth mutual funds that are not affiliated with the Portfolio. Growth and Aggressive Growth invest in other mutual funds that are not affiliated with the Portfolios. The investment goal of Fixed Income is to seek maximum current income. To pursue this goal, Fixed Income invests in various instruments. The prospectus provides a more detailed summary of instruments utilized by Fixed Income in pursuing its investment goal.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Board of Trustees (“Trustees”). Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services, which use valuation techniques approved by the Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options.    Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record unrealized appreciation or depreciation for the daily variation margin.

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Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

Federal income taxes.    It is each Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Defensive Equity, Growth, and Aggressive Growth declare and pay dividends from net investment income, if any, on a quarterly basis. Fixed Income declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Portfolio distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the year ended June 30, 2005 were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Capital
Aggressive Growth	$92,461	$—	$(92,461)
Growth	29,692	(29,692)	—

Expenses.    Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on each Portfolio’s relative net assets or other appropriate basis.

Other.    The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

As is discussed later in the notes to financial statements, fees received from underlying security holdings of the Portfolios are accounted for as an expense offset.

2.    Investment Transactions

For the six months ended December 31, 2005, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

	Purchases	Sales
Defensive Equity	$57,851,365	$60,882,798
Growth	32,028,045	39,920,669
Aggressive Growth	22,969,976	29,873,526
Fixed Income	6,706,963	8,574,288

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As of December 31, 2005, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Cost basis of investments	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
Defensive Equity	$40,320,220	$426,904	$(1,893,089)	$(1,466,185)
Growth	28,370,975	332,005	(467,471)	(135,466)
Aggressive Growth	21,816,370	724,009	(323,392)	400,617
Fixed Income	6,605,583	14,444	(103,273)	(88,829)

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Portfolio with investment management, research, statistical and advisory services. For such services the Portfolios pay a fee of 1.00% of average daily net assets. For the six months ended December 31, 2005, MAM received $228,802, $158,100, $124,648, and $38,839 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Chief Compliance Officer (“CCO”) of the Trust, who is an affiliate of the Trust and MAM, provides the Trust with certain compliance services. In compensation for such services, the Trust pays the CCO 30% of an annual fee of $50,000, which equates to $3,750 per year for each Portfolio. For the six months ended December 31, 2005, the CCO received $1,875 from each Portfolio. The remaining 70% is paid by another mutual fund trust managed by MAM.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee of $2,500. For the six months ended December 31, 2005, MFSCo received $1,260 from each Portfolio.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to 0.05% of each Portfolio’s average daily net assets. For the six months ended December 31, 2005, MFSCo received $11,440, $7,905, $6,233, and $1,942 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MFSCo serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500.

For the six months ended December 31, 2005, MFSCo received $19,195, $17,589, $14,985, and $5,826 from Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit each Portfolio’s total annual operating expenses to 0.75% of average daily net assets. Such reduction and/or reimbursement are limited to the total of fees charged to each Portfolio by MAM and MFSCo. For the six months ended December 31, 2005, MAM reimbursed $171,113, $117,954, $98,915, and $56,123 to Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

The Trust has entered into an agreement with its custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Portfolios. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Portfolio. The Portfolios use their portion of the fees received to reduce the gross expenses of each Portfolio, which aides MAM in that the reimbursement necessary to maintain the voluntary 0.75% of net operating expenses is reduced directly. For the six months ended December 31, 2005, $10,980, $19,479, $17,165, and $0 of fees received were used by Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively, to reduce the gross expenses of each Portfolio. It is possible that the Portfolios may invest in security holdings in which fees are not paid. As such, the

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gross expenses of a Portfolio would not be decreased and MAM would be responsible for the additional reimbursement to maintain the voluntary 0.75% of net operating expenses. Also, without this agreement it is likely that the Portfolios would not collect any fees from underlying security holdings.

Shareholders of the Portfolios may buy or sell shares of the Portfolios through a processing organization (broker-dealer, bank, or other financial institution). The Portfolios may pay up to 0.25% of their average daily net assets to such intermediaries who, under a “platform” arrangement, take responsibility for providing record keeping, subaccounting, redemption and/or other transfer related services, and other administrative services and functions to their account holders. Each Portfolio has an agreement with First Trust Corporation and Pershing, LLC, whereby each Portfolio pays 0.25% of its average daily net assets to receive such administrative related services.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Portfolios as an investment into any combination of Portfolios until a specified point of time. The investment into the Portfolios is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Portfolios may terminate this Plan at any time.

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM, and MFSCo.

On August 1, 2005, MAM inadvertently purchased excess futures contracts in Defensive Equity, Growth, and Aggressive Growth, resulting in investment transaction losses for each Portfolio. For the six months ended December 31, 2005, Defensive Equity, Growth, and Aggressive Growth were voluntarily reimbursed $8,767, $2,907, and $4,361, respectively, by MAM for losses on investment transactions.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Portfolios during the year ended June 30, 2005 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid(1)
Defensive Equity	$441,526	$6,005,703	$902,458	$7,349,687
Growth	—	1,449,139	345,395	1,794,534
Aggressive Growth	85,297	—	319,056	404,353
Fixed Income	316,371	—	—	316,371

As of June 30, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Portfolios were as follows:

	Undistributed Ordinary Income	Dividends Payable	Undistributed Long-Term Gains	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
Defensive Equity	$247,652	$—	$848,392	$—	$3,063,682	$4,159,726
Growth	2,514,436	—	—	—	1,106,625	3,621,061
Aggressive Growth	1,835,764	—	165,264	—	1,168,465	3,169,493
Fixed Income	1,846	(1,846)	—	(139,018)	45,065	(93,953)

For federal income tax purposes, the Fixed Income Portfolio has unused capital loss carryforwards totaling $139,018 which expire in 2013. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Under current tax laws, net capital losses incurred after October 31, within a Portfolio’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended June 30, 2005, the Portfolios deferred post-October capital losses of:

Post-October Capital Losses
Fixed Income	$47,412

(1)	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	Any differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, post-October capital losses, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

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5.    Control Ownership

At December 31, 2005, IMS and Company, through an omnibus shareholder account, owns 91%, 89%, 86%, and 90% of the capital stock outstanding of Defensive Equity, Growth, Aggressive Growth, and Fixed Income, respectively.

6.    Board Review of Investment Advisory and Subadvisory Agreements

At a meeting held on August 26, 2005, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreement (the “Agreement”) for each of the four separate Portfolios comprising the Meeder Premier Portfolios.

Management reviewed with the Trustees the materials prepared by management in response to the Portfolios’ independent legal counsel’s written request pursuant to Section 15(c) of the Investment Company Act of 1940, as amended, for the provision to the Trustees of information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreement. In reaching the decision to renew the Agreement, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Portfolios prepared by Lipper Financial Services (“Lipper”), an independent organization, as well as each Portfolios’ profitability analysis prepared by the Manager. The Lipper report compared each Portfolio’s management fees and expenses with those of other mutual funds deemed comparable to the Portfolio. Information was provided relating to each Portfolio’s management fees and expense ratios compared with those of other investment companies managed by the Manager. The Trustees received information regarding the management fees charged to the Portfolios as compared to those charged to private accounts managed by the Manager. Each Portfolio’s profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Portfolio’s operations utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the non-interested Trustees received assistance and advice from and met separately with independent counsel. While the Agreement was approved at the same Board meeting, the Board dealt with each Portfolio separately. In approving continuance of the Agreement for each Portfolio, the Board, including a majority of non-interested Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Portfolio and its shareholders. While attention was given to all information furnished, the following primary factors were relevant to the Board’s decision: nature, extent, and quality of services, investment performance, comparative expenses with other Portfolios and investment managers, and economies of scale.

Nature, Extent and Quality of Services.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Portfolios and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished to them showing that the investment policies and restrictions for each Portfolio were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the Code of Ethics adopted throughout the Meeder Financial, Inc. complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster. Other factors taken into account by the Board were the Manager’s compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Portfolio’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Portfolio shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services.

Investment Performance.    The Board placed emphasis on the investment performance of each Portfolio in light of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the performance reports based on information provided by Morningstar furnished for the Agreement renewal. The Morningstar performance report prepared for each Portfolio showed the investment performance of the Portfolio for the three-month, six month, one-year and since inception periods as of June 30, 2005 (the “relevant periods”) in

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comparison with the Portfolio’s benchmark and peer fund index(es) having an investment objective similar to the Portfolio’s investment objective. Each Portfolio’s benchmark and peer fund index(es) are described below.

Fund	Performance Benchmark(s) and Peer Fund Indexes
Defensive Equity Portfolio	S&P 500 Index, Morningstar’s Average Asset Allocation Fund Index and Average Balanced Fund Index, a blended index consisting of 60% S&P 500 Index and 40% Lehman Bros, Intermediate Gov’t/Corporate Bond Index

Growth Portfolio	S&P 500 Index, Morningstar’s Average Growth Fund Index

Aggressive Growth Portfolio	Nasdaq Composite Index, Morningstar’s Average Aggressive Growth Fund Index

Fixed Income Portfolio	Lehman Brothers Intermediate Term Government/Credit Bond Index, Morningstar’s Average Government Bond Fund Index

The performance results for each Portfolio are summarized below:

Fixed Income Portfolio. The Board recognized that with regard to the Fixed Income Portfolio, although it had underperformed its benchmark and peer fund indexes for most of the relevant periods, the Manager had taken significant measures in an attempt to improve performance, including the hiring of new co-portfolio managers for the Portfolio and the refinement and quantification of investment processes utilized to determine the maturity structure of the Portfolio. The Board noted that the Portfolio outperformed Morningstar’s Average Government Bond Fund Index for the three months ended June 30, 2005.

Aggressive Growth Portfolio. The Aggressive Growth Portfolio had outperformed all of its benchmarks for the six-month period ended June 30, 2005; was in line with Morningstar’s Average Aggressive Growth Fund and significantly outperformed the Nasdaq Composite Index, for the 1 year period ended June 30, 2005; and outperformed the Nasdaq Composite Index for the period since inception (October 24, 2003). This outweighed the underperformance for the three-month period ended June 30, 2005 and the underperformance versus Morningstar’s Average Aggressive Growth Fund for the period since inception.

Growth Portfolio. The Board recognized that with regard to the Growth Portfolio, although it had underperformed its benchmarks for most of the relevant periods, the Manager had taken significant measures in an attempt to improve performance, including the addition of Albert Chu to the management team for the Portfolio and the refinement and quantification of the investment processes utilized to select the mutual funds for investment by the Portfolio. The Board noted that the Portfolio outperformed the S&P 500 Index for the three months ended June 30, 2005.

Defensive Equity Portfolio. Although the Defensive Equity Portfolio had underperformed its benchmarks for the periods of 1 year or less, the longer-term performance of the Portfolio was good. For the period since inception (October 24, 2003), the Portfolio outperformed three of its four benchmarks. The Board noted that the Manager has refined and quantified its investment processes with regard to tactical asset allocation and mutual fund selection for the Portfolio.

The Board continued to discuss with the Manager the factors contributing to the underperfomance of the Fixed Income and Growth Portfolios and the actions being taken to improve these Portfolios’ investment results. The Board recognized that the Manager has made changes in its investment personnel and improvements in its investment processes in an effort to improve results.

The Board indicated its intention to continue to monitor investment performance to assess the effectiveness of these changes and to evaluate whether additional steps to improve performance are necessary or appropriate. The Board concluded that continued dialogue between the Board and the Manager is the most effective method of addressing investment results. The Board also concluded that the termination of the Agreement and the hiring of a new investment manager, with all the attendant disruptions, would not serve the interests of the Portfolios’ shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Comparative Expenses.    Portfolios v. Peer Groups. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Portfolio compared with those of a group of other funds. In

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reviewing comparative costs, emphasis was given to each Portfolio’s gross and net management fees in comparison with the net management fee charged by a group of comparable funds, as well as the actual total expenses of each Portfolio in comparison with those of its peer group.

The Board recognized that net expense ratios were more relevant than gross expense ratios for the Portfolios because the Manager has reimbursed expenses continuously since the inception of the Portfolios and believes that if the Manager were to stop reimbursing expenses, then the AssetMark distribution channel, which has generated most of the assets for the Portfolios, would dry up.

The Growth and Aggressive Growth Portfolios’ gross management fees were slightly lower than their peer groups’ gross management fees. Conversely, the Defensive Equity and Fixed Income Portfolios’ gross management fees were above their peer groups’ gross management fees. However, more importantly, a comparison of each Portfolio’s net management fees (gross management fees less expense reimbursements) were also compared to each Portfolio’s peer group average net management fees per Lipper, Inc. All Portfolios’ net management fees were lower than their peer groups’ fees.

In addition, each Portfolio’s net expense ratios were compared to each Portfolio’s peer group average net expense ratios per Lipper, Inc. All Portfolios’ net expense ratios were substantially lower than the peer group’s net expense ratios.

Based on the peer group information provided by Lipper, Inc., the Board concluded that the management fees charged to each Portfolio are reasonable, fair and appropriate when compared to the management fees charged to the Portfolio’s peer group. Since the Manager is currently reimbursing each Portfolio, the net management fees and net expense ratios of each Portfolio are substantially below that of their peers. While realizing that other factors such as the Manager’s profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of each Portfolio in comparison to its peer group as shown in the Lipper reports.

Portfolios v. Other Mutual Funds Managed by Manager. The Portfolios’ contractual management fees were compared to the contractual management fees of certain funds in The Flex-funds complex, which is also managed by Meeder Asset Management. The Defensive Equity Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio, and the Fixed Income Portfolio were compared with The Muirfield Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, and the U.S. Government Bond Fund, respectively. All Portfolios’ contractual fees were higher than their counterpart Flex-funds’ contractual fees.

A comparison of the Portfolios’ net management fees were also compared to their counterpart funds of The Flex-funds. All Portfolios’ net management fees were substantially lower than those of their counterpart funds of The Flex-funds.

In addition, the Portfolios’ net expense ratios were compared to The Flex-funds’ similarly managed mutual funds’ net expense ratios. All Portfolios’ net expense ratios were substantially lower than The Flex-funds’ similarly managed funds’ ratios.

Based on the comparisons of the management fees charged to the Meeder Premier Portfolios versus the fees charged to similarly managed mutual funds (The Flex-funds) managed by the Manager, the Board concluded that the net management fees charged to the Portfolios and their expense ratios are fair and reasonable compared to those of other similarly managed mutual funds advised by the Manager.

The Board also observed that because of the competitive nature of the performance of the advisers in the AssetMark distribution channel, it is unlikely that the Portfolios’ investment adviser would charge the Portfolios the contract rate at any time during the contract renewal period.

Portfolios v. Private Accounts. The Portfolios’ contractual management fees were compared to the standard contractual management fees of privately managed accounts advised by Meeder Asset Management. All Portfolios’ contractual fees were higher than the privately managed accounts’ standard contractual fees.

More importantly, however, a comparison of the Portfolios’ net management fees were also compared to the privately managed accounts’ contractual management fees. All Portfolios’ net management fees were substantially lower than the privately managed accounts’ contractual management fees.

Based on the comparisons of the net management fees charged to the Meeder Premier Portfolios versus the contractual fees charged to privately managed accounts, and taking into consideration the ever increasing regulatory

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environment and the need for monitoring for diversification and compliance issues, the Board believes that the management fees charged to the Portfolios, along with their respective reimbursements, are fair and reasonable when compared to those of the Manager’s privately managed accounts.

Management Profitability.    The Board also considered the level of pre-tax profits realized by the Manager and its affiliates in connection with the operation of the Portfolios. In this respect, the Board reviewed the Portfolios’ profitability analysis that addresses the overall profitability of Meeder Premier Portfolios’ business. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including the recapture of 12b-1, service and/or administrative fees from the underlying mutual funds in which the Portfolios invest to reduce the expense reimbursements made by the Manager to the Portfolios. Specific attention was given to the method of calculating the Manager’s profitability from the Portfolios and the allocation of the Manager’s costs to each Portfolio, it being recognized that allocations are inherently subjective and various allocation methods may each be reasonable while producing different results. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by the Manager. The Board also took into account the Manager’s expenditures in improving shareholder services provided to the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its Agreement with the Portfolios was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Board also considered whether economies of scale are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Portfolios’ profitability analysis, it appears that as some Portfolios get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Portfolio. However, the Board concluded that because of the relatively small amount of net assets of the Portfolios, and the fact that all of the Portfolios have had significant declines in their net assets leading to much larger expense reimbursements, the Manager is not at the point where it is able to take advantage of economies of scale and realize a larger profit margin on the management services it provides to the Portfolios and therefore the net fee level is still to the benefit of the Portfolios’ investors. The fee structure under the Agreement with each Portfolio provides an annual management fee equal to 1% of each individual Portfolio’s average daily net assets. The Board expressed their satisfaction with such fees being fair and reasonable.

Renewal of Investment Advisory Agreement with Meeder Asset Management, Inc.    After discussion and review and upon a motion duly made and seconded, resolutions to approve the renewal of the Investment Advisory Agreement between Meeder Premier Portfolios and Meeder Asset Management, Inc. were approved by a unanimous vote of the Trustees present at the meeting who are not interested persons of the Trust or Meeder Asset Management, Inc., and thereafter by a unanimous vote of all of the Trustees present at the meeting because (i) with respect to the Fixed Income Portfolio, although performance was below expectations, the Manager has taken significant measures to improve performance, including hiring new co-portfolio managers, and recent performance has improved, net management fees were below peer group management fees, the Manager continued to subsidize the Portfolio and the Manager lost money managing the Portfolio, (ii) with respect to the Aggressive Growth Portfolio, performance was satisfactory, gross and net management fees were below peer group management fees, the Manager continued to subsidize the Portfolio and the Manager’s pre-tax profitability was reasonable, (iii) with respect to the Growth Portfolio, although performance was below expectations, the Manager has taken significant measures to improve performance, including the addition of a new portfolio manager, and recent performance has improved, gross and net management fees were below peer group management fees, the Manager continued to subsidize the Portfolio, and the Manager’s pre-tax profitability was reasonable, and (iv) with respect to the Defensive Equity Portfolio, short-term performance was below expectations but longer term performance was good, net management fees were below peer group management fees, the Manager continued to subsidize the Portfolio and the Manager’s pre-tax profitability was reasonable.

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Trustees and Officers (unaudited)

The Trustees oversee the management of the Trust and elect their officers. The officers are responsible for the Portfolios’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Premier Portfolios’ Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Portfolios, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Director of Trust	Position and Number of Portfolios Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)

Robert S. Meeder, Jr.* Year of Birth: 1961	2003	Trustee and President	President of Meeder Asset Management, Inc.; President of Mutual Funds Service Co., the Trust’s transfer agent.

Stuart M. Allen Year of Birth: 1961	2003	Trustee	President of Gardiner Allen Insurance Agency, Inc., an insurance agency.

Anthony D’Angelo Year of Birth: 1959	2003	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group.

Wesley F. Hoag Year of Birth: 1957	2003	Vice President, Secretary, and Chief Compliance Officer	General Counsel of Meeder Asset Management, Inc. and Mutual Funds Service Co., the Trust’s transfer agent.

Bruce E. McKibben Year of Birth: 1969	2003	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all four Portfolios of the Trust.
(3)	Robert S. Meeder, Jr. serves as Trustee of The Flex-funds Trust, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 866-MEEDER-1.

Other Information

The Portfolios file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Portfolios’ schedules of positions are also available on the Portfolios’ website at www.meederpremier.com.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, and information regarding how the Portfolios voted these proxies for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www/sec.gov.

32

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M.Allen

Anthony D’Angelo

Robert S. Meeder, Jr.

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

Cohen McCurdy, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

6125 Memorial Drive Dublin, Ohio 43017 Toll Free 800-664-5345 Web: www.meederpremier.com

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

Currently, the Audit Committee of the Board of Trustees of Meeder Premier Portfolios (the “Portfolios”) does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Portfolios’ financial statements, supervise the Portfolios’ preparation of its financial statements, and oversee the work of the Portfolios’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$26,500	$24,552
Audit-Related Fees	1,425	—
Tax Fees	4,630	5,535
All Other Fees	2,000	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $8,000 and $6,050, respectively.

(h) Not applicable.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Premier Portfolios

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: February 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: February 15, 2006

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: February 15, 2006